SUPPLEMENT DATED APRIL 16, 2010
TO

PROSPECTUSES DATED MAY 1, 2007
FOR SUN LIFE FINANCIAL MASTERS REWARD NY,
AND SUN LIFE FINANCIAL MASTERS SELECT NY

PROSPECTUSES DATED MAY 1, 2006
FOR COLUMBIA ALL-STAR NY, COLUMBIA ALL-STAR EXTRA NY, AND
COLUMBIA ALL-STAR FREEDOM NY

ISSUED BY SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
SUN LIFE (N.Y.) VARIABLE ACCOUNT C

This supplement contains information regarding changes to the investment adviser of the Columbia Funds.

On or about May 1, 2010, RiverSource Investments, LLC (the “New Advisor”), a subsidiary of Ameriprise Financial, will become the investment advisor of the Columbia Funds. The New Advisor expects to change its name to Columbia Management Investment Advisers, LLC on or shortly after May 1, 2010.

Please retain this supplement with your prospectus for future reference.

SLNY All-Stars, Reward, Select 4/10